Sidoti Micro Cap Conference August 2023 NASDAQ: CWD

This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 Safe Harbor Statement

We Invest in, Manage and Develop Real Estate 3 • Caliber has a 15-year track record and $2.9 billion in assets under management and assets under development • We invest in real estate assets in markets we know, primarily in the Western US • We create funds and investment strategies for accredited investors who want access to alternative assets • Public sponsor of private real estate investment strategies • Expert in distressed real estate investing, opportunity zones, and opportunistic • Completed our IPO in May of 2023 and listed our stock on Nasdaq: CWD

4 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS We Invest in Diverse Real Estate Asset Classes in the Middle Market

5T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

Caliber Serves a Large and Growing Market for Alternative Investments 6T H E W E A L T H D E V E L O P M E N T C O M P A N Y 0 ‘10 2 4 6 8 10 12 14 16 18 20 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20* ‘21 ‘22 ‘23 ‘24 ‘25 A ss e ts U n d e r M a n a g e m e n t ( $ tr ill io n ) 4.1 4.6 5.6 6.6 6.9 7.4 7.8 8.8 9.5 10.8 10.7 11.8 13.0 14.2 15.6 17.2 CAGR: 11.7% $23 Trillion in Alternative Global AUM Forecasted by 2026 23.0 ‘26 22 24 Source: Preqin Investor Survey, August 2020 *2020 figure is annualized on data to October. 2022-2026 are Preqin forecasts.

Majority of Investors Want Greater Access to Alternatives 7T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Investor Survey, August 2020 *2020 figure is annualized on data to October. 2022-2026 are Preqin’s forecasted figures. Source: Preqin Stay the Same 2% 16% 55% 26% Will IncreaseWill Increase Significantly Will Decrease Significantly Will Decrease 1% 0% 10% 20% 30% P ro p o rt io n o f R e sp o n d e n ts 40% 50% 60% Investor Intentions Regarding Allocations to Alternatives

8T H E W E A L T H D E V E L O P M E N T C O M P A N Y 29% of wealth management clients are currently invested in alternatives, a figure expected to rise 27% over the next three years to an estimated mean 37%. 1) WealthManagement.com survey Wealth Managers are Seeking Alternatives 6% 6% 9% 16% 28% 19% 14% 2% 100% (All) 75% - 99% 50% - 74% 25% - 49% 10% - 24% 5% - 9% 1% - 4% 0% (None) % of Clients Currently Invested in Alternatives Estimated mean = 29% Estimated median = 18% 6% 8% 16% 19% 31% 12% 6% 1% 100% (All) 75% - 99% 50% - 74% 25% - 49% 10% - 24% 5% - 9% 1% - 4% 0% (None) % of Clients Expected to be Invested in Alternatives Three Years from Now Estimated mean = 37% Estimated median = 18%

Our Products Solve Customer Needs

Desired Outcome	Caliber Product
Income	Lending, CORE Plus, Value Add
Growth	Distressed and Special Situations, Adaptive Re-Use & Development
Tax Planning/Reduction	Opportunity Zone Funds, 1031 Investments

Caliber seeks to build trust with our customers once and serve their real estate investment needs decade after decade, generation after generation

CALIBER THE WEALTH DEVELOPMENT COMPANY

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Caliber Has Multiple Fundraising Channels 10T H E W E A L T H D E V E L O P M E N T C O M P A N Y High Net-Worth Investors Registered Investment Advisors & Independent Broker-Dealers Family Offices Boutique Institutions Caliber Private Client Sales Caliber Wholesale Caliber Institutional

Caliber is Designed to Deliver Sustained Growth 11T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue Caliber’s model utilizes fundraising in its products to grow the tangible value of Caliber without dilutive corporate financings

Performance Fees Asset Management Fees We Have Multiple Revenue Streams 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Asset Services We Hire Ourselves at Market Rates Real Estate Development Real Estate Brokerage Construction Management Note: asset services performed in-house at market rates.

Caliber Earns More Per Dollar in AUM

Caliber has optimized in-house and third-party services to maximize control and profitability

Caliber's Vertical Integration: Increased Control & Multiple Revenue Streams

- In-House Revenues
  - Asset Management
  - Performance Fees (Carried Interest)
  - Fund Administration & Marketing
  - Financing Fees
  - Organizational & Offering Fees
  - Development & Construction
  - Real Estate Brokerage
- Outsourced
  - Low-Margin, High-Volume Services

Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities

- In-House Revenues
  - Asset Management
  - Performance Fees (Carried Interest)
- Outsourced
  - All Additional Services

Source: Caliber's estimates and internal research reviewing comparable business models

CALIBER THE WEALTH DEVELOPMENT COMPANY 13

Revenue Growth Driven by Annual Recurring Fees

Annual Run Rate

Caliber uses the Run Rate to demonstrate how annualized asset management fees change as compared to prior periods

Asset Management Revenue Run Rate

Asset Management Fees (for month ended 6/30/23)	X	Months in the Year	=	Annualized Revenue	Increase vs FY22
$0.8M		**12**		**$9.6M**	**+15%[1)]**

For Every $100M Invested Caliber Earns
1% to 1.5% in Asset Management Fees[2)] or $1M to $1.5M

1) Fiscal 2022 asset management fees = $8.3M

2) Asset Management Fees from funds are generally based on 1.0% to 1.5% of the unreturned capital contributions in a particular fund and include reimbursement for costs incurred on behalf of the fund, including an allocation of certain overhead costs. The Company earns an asset management fee of 0.70% of the Caliber Hospitality Trust's enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust.

CALIBER THE WEALTH DEVELOPMENT COMPANY 14

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber Hospitality Trust – Asset Management Fee Growth

CALIBER
HOSPITALITY TRUST

Using the Caliber infrastructure to launch public investment products

- Externally advised private hospitality real estate investment trust ("CHT")
- $186M in Caliber-managed hotel assets contributed in Q1 2023 to seed CHT
- $220m in 2nd Contribution signed with LTD, taking portfolio to $400m+
- Target portfolio value of $1b+ prior to a planned public offering
- Caliber seeks to build a "middle-market" public hospitality company that offers a viable alternative to asset sales for third party contributors
- Trust offers contributors a tax-deferred exchange, debt reduction, capital for renovations, and enhanced liquidity

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CALIBER THE WEALTH DEVELOPMENT COMPANY

AM Revenue Driven by Fundraising Success

Caliber Could Expand Fundraising by Growing Sales Distribution

Retail Salesforce Production + **Wholesale Salesforce Production** = Capital Expansion

Average Annual Production per Salesperson
Experienced
$15 to $20 million
Junior
$5 to $10 million

Average Annual Production per Salesperson
Established Territories
$35 to $50 million
New Territories
$20 to $35 million

Source: Caliber's estimates and internal research

CALIBER THE WEALTH DEVELOPMENT COMPANY 16

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber BD/RIA Expansion – Recent Announcement

Caliber formally expands its national wholesaling team

National Wholesaling Team

CALIBER THE WEALTH DEVELOPMENT COMPANY

SKYWAY CAPITAL MARKETS

- Skyway Capital Markets to serve as a managing broker-dealer for our funds' primary investment products
- Skyway is an independent managing broker dealer offering a comprehensive platform for the distribution of investment offerings to broker-dealers and registered investment advisors
- Skyway will assist Caliber to build an internal wholesaling team that will lead distribution for the primary investment products of our funds under management

CALIBER THE WEALTH DEVELOPMENT COMPANY 17

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber Leadership Innovates Over the Past 15 Years

Experienced & Aligned Executive Leaders



Chris Loeffler – CEO & Co-Founder

Jennifer Schrader – President and COO & Co-Founder

Jade Leung – CFO

Roy Bade – Chief Development Officer

John Hartman – CIO

Yaron Ashkenazi – Head of Hospitality

George Pace – EVP Revenue

- ✓ Scaled Caliber to $2.9 billion in AUM and AUD, more than 2,000 customers and nearly 100 employees
- ✓ Broad expertise spanning strategy, capital raising, new product development, real estate investment and development, strategic partnerships, operations, capital markets, and sales & marketing
- ✓ Entrepreneurial, growth mindset coupled with a contrarian approach
- ✓ Aligned with shareholders - ~50% stock ownership, including Co-Founders

Note: AUD represents our current estimated costs to complete the development and construction of Assets Under Development projects.

CALIBER THE WEALTH DEVELOPMENT COMPANY 18

Leading in Distressed Assets, Fundraising & Opportunity Zones

Track Record of Innovation

- ✓ 2008-2012 led on distressed real estate investing, auctions, non-performing notes, and special situations
- ✓ Early leaders in Public Fundraising following the 2013 JOBS Act
- ✓ Developed a fundraising engine that has amassed more than $600m in equity capital directly from high net worth investors
- ✓ First to market in 2018 with a Qualified Opportunity Zone Fund
- ✓ Launch of the Caliber Hospitality Trust (CHT) – the first new UPREIT at scale for hotels since the 2009-2011 era
- ✓ Uniquely offering a publicly listed sponsor of private funds via CWD, a growing need for RIAs & BDs


CALIBER

CALIBER THE WEALTH DEVELOPMENT COMPANY 19

CALIBER THE WEALTH DEVELOPMENT COMPANY

Independent Board Committed to Strong Corporate Governance

Our Directors

Public Company, Asset Management, Real Estate and Public Company Experience

- **Chris Loeffler** – Chief Executive Officer & Co-Founder
- **Jennifer Schrader** – President, Chief Operating Officer & Co-Founder
- **Dan Hansen** – Lead Independent Director
- **William J. Gerber** – Director
- **Michael Trzupek** – Director
- **Lawrence X. Taylor** – Director

Commitment to Corporate Governance

- ✓ 5+ year history of public company reporting; Big 4 auditor
- ✓ Established Board Committees and Charters
- ✓ Commitment to sustainable business practices

CALIBER THE WEALTH DEVELOPMENT COMPANY 20

$56,033 $83,956 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2021 2022 (0 0 0 s) 50% YoY Consolidated Revenue Growth Scaling Topline Growth (Fiscal 2022) 21T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports $3,642 $5,519 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 (0 0 0 s) 52% Growth in Adjusted EBITDA Net Income (Loss) (per common share) $(0.03) 2021 $0.11 2022 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2021 2022 (0 0 0 s) 50% YoY Total Segment Revenue Growth Asset Mgmt Fees Performance Transaction

$18,681 $20,445 $- $5,000 $10,000 $15,000 $20,000 $25,000 Q2'22 Q2'23 (0 0 0 s) Total Consolidated Revenue 2nd Quarter Summary Results 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Income (Loss) (per common share) $(0.03) Q2’22 $(0.29) Q2’23 $4,382 $3,373 $- $1,000 $2,000 $3,000 $4,000 $5,000 Q2'22 Q2'23 (0 0 0 s) Total Segment Revenue Asset Mgmt Fees Performance Transaction Total Caliber Adj. EBITDA (Loss) (000’s) $(529) Q2’22 $(2,327) Q2’23

Revenue Growth Focused on Asset Management Fees Source: Caliber reports 4.6% 47.6% 47.8% Diversified Revenue Streams (2022 Revenue Share ) Management Fee Revenue Growing Steadily 23T H E W E A L T H D E V E L O P M E N T C O M P A N Y Performance Fees (Carried Interest) Grow with AUM and as funds mature Transaction & Advisory Fees Predictable income based upon AUM and Managed Capital growth Asset Management Fees Recurring revenue stream Offers potential hedge in rising interest rate and inflationary environment 34% 55% 11% 0 5,000 10,000 15,000 20,000 25,000 30,000 2016 2017 2018 2019 2020 2021 2022 R ev en u es ($ 0 0 0 s) Asset Management Fees Other 9%+ YoY Management Fee Growth

Path Forward for Enterprise Value Growth 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

1. Large and growing addressable market opportunity - alternative asset management 2. Unique focus on attractive and overlooked middle-market real estate investment opportunities 3. In-house fundraising drives growth with non-dilutive capital 4. Multiple revenue streams and value creation at each step in real estate investment process 5. Demonstrated ability to drive revenue and EBITDA 6. Aligned, experienced management team and board members Why Invest in Caliber? 25T H E W E A L T H D E V E L O P M E N T C O M P A N Y Building on a 15-year track record of profitable growth and success to deliver sustained growth and returns to shareholders

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Chris Loeffler, CEO Chris.Loeffler@CaliberCo.com Investor Relations Tamara Gonzalez, Financial Profiles Tgonzalez@finprofiles.com

Appendix 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y

2nd Quarter – Summary Highlights

Financial Measures	• Total revenues of $20.4 million, a 9.4% increase • Net loss attributable to Caliber of $5.7 million, or $0.29 per diluted share, compared to a net loss of $0.5 million or $0.03 per diluted share • Caliber Adjusted EBITDA loss of $2.3 million, compared to $0.5 million
Metrics	• Asset management ("AM") revenue of $2.4 million, a 9.8% increase; asset management revenue run rate[1] increases to $9.6 million, a 15.3% increase as compared to the full year results in 2022 • Fair value assets under management ("FV AUM") of $825.3 million, a 29.4% year-over-year increase • Managed capital of $401.8 million, a 24.1% year-over-year increase
Business Update	• On May 19, 2023, Caliber successfully completed its initial public offering raising $4.8 million through the issuance of 1,200,000 Class A common shares at an offering price of $4.00 per share • On June 30, 2023, Caliber reached an agreement with L.T.D. Hospitality Group LLC ("L.T.D.") in which L.T.D. will contribute nine hotel properties to its subsidiary, Caliber Hospitality Trust. The transaction is subject to customary closing conditions and is expected to close before the end of the year • As of June 30, 2023, Caliber is actively developing 2,460 multifamily units, 2,300 single family units, 2.5 million square feet of commercial and industrial, and 1.3 million square feet of office and retail • On July 19, 2023, Caliber sold 38 lots in its Ridge at Johnstown, CO project for $3.8 million. The lots were part of Caliber's holdings where it owns over 600 acres of land through various funds

Note: Refer to Definitions and Non-GAAP Measures.

1) Asset management run rate is based on the AM Revenue for the month ended June 30, 2023.

CALIBER THE WEALTH DEVELOPMENT COMPANY

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CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenues Asset management fees $ 1,229 $ 1,135 $ 2,511 $ 2,066 Performance allocations 12 103 2,438 2,405 Transaction and advisory fees 665 1,750 1,419 2,371 Consolidated funds – hospitality revenue 16,273 14,242 39,482 32,813 Consolidated funds – other revenue 2,266 1,451 4,117 3,328 Total revenues 20,445 18,681 49,967 42,983 Expenses Operating costs 6,820 2,829 11,324 5,218 General and administrative 1,426 2,149 3,242 4,137 Marketing and advertising 325 765 678 1,005 Depreciation and amortization 137 7 269 16 Consolidated funds – hospitality expenses 20,749 12,685 41,032 29,826 Consolidated funds – other expenses 1,949 2,030 3,874 4,469 Total expenses 31,406 20,465 60,419 44,671 Consolidated Statements of Operations

CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Consolidated funds - gain on sale of real estate investments — — — 21,530 Other income (loss), net 546 (3) 1,065 216 Interest income 96 3 194 3 Interest expense (1,261) (175) (2,092) (344) Net (loss) income before income taxes (11,580) (1,959) (11,285) 19,717 Provision for income taxes — — — — Net (loss) income (11,580) (1,959) (11,285) 19,717 Net (loss) income attributable to noncontrolling interests (5,854) (1,499) (4,352) 19,628 Net (loss) income attributable to CaliberCos Inc. (5,726) (460) (6,933) 89 Basic net (loss) income per share attributable to common stockholders $ (0.29) $ (0.03) $ (0.37) $ 0.01 Diluted net (loss) income per share attributable to common stockholders $ (0.29) $ (0.03) $ (0.37) $ 0.01 Weighted average common shares outstanding: Basic 19,612 17,791 18,901 17,873 Diluted 19,612 17,791 18,901 19,750 Consolidated Statements of Operations (Cont.)

CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) June 30, 2023 December 31, 2022 Assets Cash $ 1,335 $ 1,921 Restricted cash 2,330 23 Real estate investments, net 21,411 2,065 Due from related parties 7,675 9,646 Investments in unconsolidated entities 3,246 3,156 Operating lease - right of use assets 215 1,411 Prepaid and other assets 2,722 5,861 Assets of consolidated funds Cash 7,220 5,736 Restricted cash 10,527 8,254 Real estate investments, net 219,834 196,177 Accounts receivable, net 1,700 2,228 Notes receivable - related parties 31,657 28,229 Due from related parties 4 15 Operating lease - right of use assets 8,780 8,769 Prepaid and other assets 10,356 5,343 Total assets $ 329,012 $ 278,834 Consolidated Balance Sheet

CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) June 30, 2023 December 31, 2022 Liabilities and Stockholders’ Equity Notes payable $ 54,964 $ 14,653 Notes payable - related parties — 365 Accounts payable and accrued expenses 7,784 6,374 Buyback obligation — 12,391 Due to related parties 101 171 Operating lease liabilities 131 1,587 Other liabilities 560 64 Liabilities of consolidated funds Notes payable, net 147,277 134,256 Notes payable - related parties 10,391 6,973 Accounts payable and accrued expenses 9,792 9,252 Due to related parties 129 68 Operating lease liabilities 12,419 12,461 Other liabilities 2,852 3,030 Total liabilities 246,400 201,645 Consolidated Balance Sheet (Cont.)

Preferred stock Series B, $0.001 par value; 12,500,000 shares authorized, no shares issued and outstanding as of June 30, 2023 and 1,651,302 shares issued and outstanding as of December 31, 2022 — — Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 13,820,978 and 10,790,787 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 14 11 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 7,416,414 shares issued and outstanding as June 30, 2023 and December 31, 2022 7 7 Paid-in capital 38,979 33,108 Less treasury stock, at cost, 277,342 shares repurchased and 3,432,351 forward repurchase shares as of December 31, 2022. As of June 30, 2023, there was no treasury stock or forward repurchase shares — (13,626) Accumulated deficit (31,060) (22,709) Stockholders’ equity (deficit) attributable to CaliberCos Inc. 7,940 (3,209) Stockholders’ equity attributable to noncontrolling interests 74,672 80,398 Total stockholders’ equity 82,612 77,189 Total liabilities and stockholders’ equity $ 329,012 $ 278,834 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) June 30, 2023 December 31, 2022 Liabilities and Stockholders’ Equity Consolidated Balance Sheet (Cont.)

EBITDA and Adjusted EBITDA Reconciliation 34T H E W E A L T H D E V E L O P M E N T C O M P A N Y The following table presents a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for periods presented (in thousands) Three Months Ended June 30, 2023 2022 Net loss $ (11,580) $ (1,959) Interest expense 1,261 175 Depreciation expense 137 7 Consolidated funds’ EBITDA adjustments 7,003 4,906 Consolidated EBITDA (3,179) 3,129 Share buy-back — 79 Stock-based compensation 1,922 75 Public registration costs — 779 Consolidated Adjusted EBITDA (1,257) 4,062 Intercompany eliminations 1,781 1,293 Non-controlling interest Adjusted EBITDA eliminations (2,851) (5,884) Caliber Adjusted EBITDA $ (2,327) $ (529)

Asset Management Revenue Run Rate. This is an estimate that annualizes asset management revenue, which are on a basis that deconsolidates the consolidated funds. Assets Under Development. We define development, redevelopment, construction, and entitlement projects that are underway or are in the planning stages as Assets Under Development (“AUD”). This category includes projects we are planning to build on undeveloped land. If all of these projects are brought to completion, the total cost capitalized to these projects, which represents total current estimated costs to complete the development and construction of such projects, is $2.2 billion, which we expect would be funded through a combination of undeployed fund cash, third-party equity, project sales, tax credit financing and similar incentives, and secured debt financing. We are under no obligation to complete these projects and may dispose of any such assets at any time. There can be no assurance that assets under development will ultimately be developed or constructed because of the nature of the cost of the approval and development process and market demand for a particular use. In addition, the mix of residential and commercial assets under development may change prior to final development. The development of these assets will require significant additional financing or other sources of funding, which may not be available. Consolidated EBITDA and Consolidated Adjusted EBITDA. We present EBITDA and Adjusted EBITDA, which are not recognized financial measures under U.S. GAAP, as supplemental disclosures because we regularly review these measures to evaluate our funds, measure our performance, identify trends, formulate financial projections and make strategic decisions. Consolidated EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization. Consolidated Adjusted EBITDA represents Consolidated EBITDA as further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Caliber Adjusted EBITDA represents Consolidated Adjusted EBITDA on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. We generally use these non-U.S. GAAP financial measures to evaluate operating performance and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. Because not all companies use identical calculations, our presentation of Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA may not be comparable to similarly identified measures of other companies. Consolidated EBITDA, Consolidated Adjusted EBITDA, and Caliber Adjusted EBITDA are not intended to be measures of free cash flow for our discretionary use because they do not consider certain cash requirements such as tax and debt service payments. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Definitions and Non-GAAP Measures 35T H E W E A L T H D E V E L O P M E N T C O M P A N Y

Fair Value Assets Under Management (“FV AUM”). FV AUM is defined as the aggregate fair value of the real estate assets the Company manages from which it derives management fees, performance revenues and other fees and expense reimbursements. We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted. Managed Capital. We define managed capital as the total equity capital raised by the Company from investors for its investment funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our asset management fees are based on a percentage of managed capital and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings. Definitions and Non-GAAP Measures 36T H E W E A L T H D E V E L O P M E N T C O M P A N Y